     1ST NATIONAL BANK OF ARVADA          BORROWER
        7530 GRANDVIEW AVENUE
       ARVADA, COLORADO 80002         ESOFT, INC.
              "LENDER"
                                          ADDRESS                                       FIXED RATE
                                                                                        COMMERCIAL
                                      5335 STERLING DR. SUITE C                         PROMISSORY
                                      BOULDER, CO  80301                                   NOTE

                                      TELEPHONE NO.                        IDENTIFICATION NO.
                                      699-6565                                   84-0938960

 Officer Initials     Interest Rate     Principal Amount      Funding Date    Maturity Date      Customer      Loan Number
                                                                                                  Number
        CLT              12.000%           $73,363.08           01/03/98         04/03/98                         511153


For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of SEVENTY-THREE THOUSAND THREE HUNDRED SIXTY-THREE AND 08/100 Dollars ($73,363.08) plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to the payment charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: Interest shall be computed on the basis of 360 days and the actual number of days per year. As long as there is no default under this Note, interest on this Note shall be calculated at the fixed rate of TWELVE AND NO/1000 percent (12.000%) per annum or at the maximum rate of interest permitted by law, whichever is less.

DEFAULT RATE: In the event of any default under this Note, the Lender may in its discretion, determine that all amounts owed to Lender shall bear interest
                                                                          -----
the lesser of:   N/A     or the maximum interest rate Lender is permitted to
               --------
charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

          2 PAYMENTS OF $3,328.52 BEGINNING FEBRUARY 3, 1998 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON APRIL 3, 1998.

All payments will be made to Lender at its address described above and in lawful currency of the United States of America.

RENEWAL:  If checked, [X] this Note is a renewal of Loan Number 511153.

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. Upon default, and to the extent permitted by applicable law, Lender may exercise its security interest in all such property which shall be in addition to Lender's common law right of setoff. [X] If checked, the obligations under this Note are also secured by a lien and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [X] No minimum finance charge or prepayment
penalty. [ ] A minimum finance charge of $               . [ ] A prepayment
                                          ---------------
penalty of             % of the principal prepaid.
           ------------

LATE PAYMENT CHARGE: If a payment is received more than   N/A    days late,
                                                        --------
Borrower will be charged a later payment charge of $   N/A   or   N/A   % of
                                                    --------    --------
the payment amount, whichever is [ ] greater [ ] less, as permitted by law.

-------------------------------------------------------------------------------

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE:  JANUARY 3, 1998

BORROWER:  ESOFT, INC.                  BORROWER:

/s/ Philip L. Becker
---------------------------------       ------------------------------------
PHILIP L. BECKER
PRESIDENT

BORROWER:                               BORROWER:


---------------------------------       ------------------------------------


BORROWER:                               BORROWER:


---------------------------------       ------------------------------------


BORROWER:                               BORROWER:


---------------------------------       ------------------------------------



6. REPRESENTATIONS, WARRANTIES, AND COVENANTS. Owner represents, warrants and covenants to Lender that:

     (a)  Owner is and shall remain the sole owner of the Collateral;
     (b) Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials across the property. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority, including, but not limited to, (i) petroleum;
          (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to
          Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;
     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;
     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;
     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the effective date of such change.
     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;
     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein; (h) All of the goods, fixtures, minerals or the like, and the standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;
     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;
     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;
     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;
     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;
     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those government Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;
     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and
     (p) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other applicable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ N/A . Insurance coverage
                                                     ------
obtained by Owner shall
be from a licensed insurer subject to Lender's approval. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance Company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right o Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft of negotiable instrument drawn by any insurer.

15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officer, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising form Lender's performance of Owner's obligations with respect to the Collateral. Owner upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay al taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. owner shall allow lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained int he books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

     (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender;
     (c) provides or causes any false or misleading signature or representation to be provided to Lender;
     (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation; (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty; (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
     (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
     (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or sue of which, is illegal; or
     (i)  causes Lender in good faith to deem itself insecure for any reason.

19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a)  to declare the Obligations immediately due and payable in full;
     (b) to collect the outstanding Obligations with or without resorting to judicial process;
     (c) To change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
     (d)  to take possession of any Collateral in any manner permitted by law;
     (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
     (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender; (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process; (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
     (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any

Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

20. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRAIL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law form the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sold discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a wavier on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, comprises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Agreement or any related document and agrees not to commence or seek to remove such legal proceeding in or to a different court.

29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement, Owner agrees to pay Lender's attorneys' fees and collection costs.

30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender form time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

31.  ADDITIONAL TERMS:

Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.


Dated:  JANUARY 3, 1998



                                         LENDER:  FIRST NATIONAL BANK OF ARVADA




                                        GRACE Y. CHAPMAN
                                        ASST. VICE PRESIDENT

OWNER:  ESOFT, INC.                     OWNER:

/s/ Philip L. Becker
--------------------------------        ---------------------------------------
PHILIP L. BECKER
PRESIDENT

OWNER:                                  OWNER:


--------------------------------        ---------------------------------------


OWNER:                                  OWNER:


--------------------------------        ---------------------------------------


OWNER:                                  OWNER:


--------------------------------        ---------------------------------------